SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 2, 2004

HARVARD BIOSCIENCE, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-31923	04-3306140
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

84 October Hill Road, Holliston, MA 01746-1371

(Address of principal executive offices and zip code)

(508) 893-8999

(Registrant’s telephone number, including area code)

ITEM 7   .                                             EXHIBITS

(c)           Exhibits.  The following exhibits are being furnished herewith:

Exhibit
Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on March 2, 2004

ITEM 12.                                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 2, 2004, Harvard Bioscience, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003.  Copies of Harvard Bioscience, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 2, 2004	HARVARD BIOSCIENCE, INC.

		By:	/s/ Susan M. Luscinski
Susan M. Luscinski
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release of Harvard Bioscience, Inc. issued on March 2, 2004